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                           GTE Southwest Incorporated

                                                                    EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 333-63657) of GTE Southwest Incorporated of our report dated February 1, 2001, with respect to the financial statements and the financial statement schedule of GTE Southwest Incorporated included in this Annual Report (Form 10-K) for the year ended December 31, 2000.



/s/ Ernst & Young LLP

New York, New York
March 27, 2001